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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): APRIL 3, 2002


                             EGX FUNDS TRANSFER, INC
                             -----------------------
                   (formerly EMERGENT FINANCIAL GROUP, INC.)
               (Exact name of registrant as specified in charter)


        CALIFORNIA                 000-25521              88-0407331
(State or other jurisdiction     (Commission            (IRS Employer
     of incorporation)            File Number)        Identification No.)


             3125 STERLING CIRCLE, STE 100, BOULDER, COLORADO 80301
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


         (Former name or former address, if changed since last report.)


       Registrant's telephone number, including area code: (303) 544-0044


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Item 4. Changes in Registrant's Certifying Accountant

On April 3, 2002, EGX Funds Transfer, Inc. (the "Company") selected Salberg & Company, P.A. ("Salberg & Co."), the auditors of the Company's financial statements, to audit the consolidated financial statements of the Company for the fiscal year ended March 31, 2002. The Company's prior fiscal year end financial statements were audited by KPMG, LLP ("KPMG"), which resigned on April 3, 2002. The decision to change auditors was approved by the Board of Directors.

During the two most recent fiscal years, and any subsequent interim period prior to the date hereof, the Company believes that there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused them to make reference to the subject matter of the disagreements in connection with their report. KPMG's report on the financial statements of the Company for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. KPMG's report for the fiscal year ended March 31, 2001 contained a going concern qualification.

During the two most recent fiscal years the Company believes that there was no disagreement or difference of opinion with KPMG regarding any "reportable event" as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except as to the interim three month period ending December 31, 2001, which KPMG has indicated was not reviewed primarily as a result of a disagreement over outstanding invoices. The Company disagrees with KPMG and believed to have followed the same procedure as in prior periods. The Company has attached hereto as Exhibit 99.1 to its Form 10K-SB a letter from KPMG concerning the matter, which is incorporated by reference herein. The Company engaged its current auditors to perform a review of the quarterly results for the period ending December 31, 2001 in addition to auditing the entire period ending March 31, 2002, which was completed on July 12, 2002 and filed on Form 10KSB.

During the two most recent fiscal years and through the date hereof, the Company (or anyone on the Company's behalf) did not consult Salberg & Co. in connection with the Company's financial statements regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of any reportable event as described above.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EGX FUNDS TRANSFER,  INC.


                                   /s/ Jason Galanis
                                   ---------------------------------------

                                   Jason Galanis, Chief Executive Officer


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